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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report on the consolidated financial statements of UIH Australia/Pacific, Inc. dated March 28, 1997 included in UIH Australia/Pacific, Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our Firm included in this registration statement.

                                          ARTHUR ANDERSEN LLP

Denver, Colorado,

  November 12, 1997.